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                                                            EXHIBIT 24.1
                          POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That each person whose signature appears below, as a Director or Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint R. WILLIAM IDE III, JUDITH A REINSDORF, SONYA M. DAVIS or JANET L. HORGAN, or any one of them acting alone, his or her true and lawful attorneys, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to execute and sign the Company's Annual Report on Form 10-K and the following registration statements: (i) any registration statement on Form S-8 covering the registration of additional securities of the Company to be issued under the Monsanto Shared Success Stock Option Plan, the Monsanto Company ERISA Parity Savings and Investment Plan, the Monsanto Savings and Investment Plan or the Monsanto Management Incentive Plan of 1996, in each case as approved by the Board of Directors of the Company, (ii) any registration statement on Form S-8 covering the registration of securities of the Company to be issued under any other new or existing stock-based incentive or compensation plans of the Company or any subsidiary; and (iii) any amendments or post-effective amendments to any registration statement previously filed by the Company, and any and all amendments to any of the foregoing, and documents in connection therewith, all to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the 25th of February, 2000.



/s/ Robert B. Shapiro                 /s/ Richard U. De Schutter
--------------------------------      --------------------------------
Robert B. Shapiro, Director and       Richard U. De Schutter, Director
  Principal Executive Officer



/s/ Michael Kantor                    /s/ Gwendolyn S. King
--------------------------------      --------------------------------
Michael Kantor, Director              Gwendolyn S. King, Director



/s/ Philip Leder                      /s/ Jacobus F. M. Peters
--------------------------------      --------------------------------
Philip Leder, Director                Jacobus F. M. Peters, Director



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/s/ John S. Reed                      /s/ John E. Robson
--------------------------------      --------------------------------
John S. Reed, Director                John E. Robson, Director



/s/ William D. Ruckelshaus            /s/ Hendrik A. Verfaillie
--------------------------------      --------------------------------
William D. Ruckelshaus, Director      Hendrik A. Verfaillie, Director



/s/ Gary L. Crittenden                /s/ Richard B. Clark
--------------------------------      --------------------------------
Gary L. Crittenden, Principal         Richard B. Clark, Principal
  Financial Officer                     Accounting Officer


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